Exhibit 99.1

Hudson Acquisition I Corp. Announces Signing of Definitive Business Combination Agreement With Aiways Europe, an Electrical Vehicle Company Focused on the Development, Sales and Consumer Solutions Supporting Bevs in the European Market

New York, NY and Munich, Germany, Nov. 22, 2024 (GLOBE NEWSWIRE) -- Hudson Acquisition I Corp. (the “Company” or “HUDA”) (Nasdaq: HUDA), and Aiways Automobile Europe GmbH (“Aiways Europe”) announced today that they have entered into a definitive Business Combination Agreement (the “Business Combination Agreement”), pursuant to which, upon the consummation of the transactions contemplated thereby (the “Business Combination”), EUROEV Holdings Limited, a newly formed British Virgin Islands holding company (“EuroEV”), will acquire the outstanding shares of each of HUDA and Aiways Europe in exchange for newly issued shares of EuroEV, and become listed on the Nasdaq Stock Market.  The transaction represents a pre-combination equity valuation of $410 million for Aiways Europe, subject to adjustment.

Headquartered in Munich Germany, Aiways Europe is a company focusing on battery electrical vehicles (BEV) and solutions for the European market.  Aiways Europe has built an efficient distribution network, and has sold and serviced approximately 6,000 electrical vehicles in Europe since 2020.  Aiways Europe’s competitive advantages are characterized by product development pinpointed on European requirements, robust distribution capabilities, cost effective sourcing from its affiliate manufacturer in China, and reduced cycle time on vehicle service update through Over-The-Air (OTA) capability.  In addition to sourcing from its manufacturers in China, Aiways Europe has secured the ability to localize the production of Aiways vehicles in Europe beginning in 2025.  In an effort to enlarge its supply base and widen its product portfolio, Aiways Europe has signed MoUs to enter into supply contracts commencing in 2025 with a manufacturer for supplying light vehicles, and with an additional manufacturer for supplying vans and related products.

Commenting on the announcement of the Business Combination Agreement, Aiways Europe’s CEO, Dr. Alexander Klose-Mozer, who is anticipated to lead EuroEV after the closing of the Business Combination, said, “I have been in the automotive industry for over 30 years.  Throughout my career, I have managed automotive business development from ground zero, scaling up to become the top selling company in the market.  Riding the wave of electric vehicles globally, and tapping into the capital markets through a planned listing on Nasdaq, I am extremely excited about the market and business opportunities ahead.  We are convinced that Europe BEV market is maturing and could become the fastest growing market, providing our biggest opportunity in the next 10-15 years.  We also believe that our global sourcing capability, deep understanding of European requirements and needs, and innovative approach to local production in our plan are assets relative to other electric vehicle companies.  I am very grateful to my team whose unwavering efforts have brought the company to this historic moment.  The partnership with HUDA and listing of Aiways Europe in the U.S. through EuroEV are strategic steps for our future global ambitions.”

The boards of directors or similar governing bodies of Aiways Europe and HUDA have approved the proposed Business Combination, subject to, among other things, approval by Aiways Europe’s shareholders and HUDA’s stockholders of the proposed Business Combination and satisfaction of the conditions stated in the Business Combination Agreement, including the effectiveness of the proxy statement/prospectus relating to the proposed Business Combination, the receipt of certain regulatory approvals, and approval by The Nasdaq Stock Market to list the securities of EuroEV.

ABOUT AIWAYS EUROPE

Aiways Europe is a company focused on the development, sale and servicing of BEVs from the leading suppliers of vehicles and components.  Aiways Europe commenced selling Aiways U5 vehicles in Europe in 2020.  Since then, Aiways Europe has sold approximately 6,000 vehicles. Aiways Europe has maintained a distribution network and serviced its BEV customers in Europe. Additionally, it has expanded to developing BEVs based on the full portfolio of intellectual properties licensed from its previous parent company and recently from the new partners in light vehicles, light commercial vehicles, passenger cars and vehicle software partners . It has also secured production capability in Europe.

ABOUT HUDA

Hudson Acquisition I Corp. is a Delaware corporation incorporated as a blank check company for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.  HUDA’s efforts to identify a prospective target business is not limited to a particular industry or geographic region.

ADVISORS

Ellenoff Grossman & Schole LLP is serving as U.S. legal advisor to Aiways Europe.  Feinstein Law is serving as U.S. legal advisors to HUDA.

ADDITIONAL INFORMATION

EuroEV intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 (as may be amended, the “Registration Statement”), which will include a preliminary proxy statement of HUDA and a prospectus of EuroEV in connection with the proposed Business Combination EuroEV.  The definitive proxy statement and other relevant documents will be mailed to stockholders of HUDA as of a record date to be established for voting on HUDA’s proposed Business Combination with Aiways Europe.  STOCKHOLDERS OF HUDA AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH HUDA’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITS STOCKHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT HUDA, AIWAYS EUROPE, EUROEV AND THE BUSINESS COMBINATION. Stockholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to HUDA at Hudson Acquisition I Corp., 19 West 44th Street, Suite 1001, New York, NY, telephone: (347) 410-4710.

PARTICIPANTS IN THE SOLICITATION

EuroEV, HUDA, Aiways Europe and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of HUDA in connection with the Business Combination. Information regarding the officers and directors of HUDA is set forth in HUDA’s annual report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on July 23, 2024.  Additional information regarding the interests of such potential participants will also be included in the Registration Statement and other relevant documents filed with the SEC.

NO OFFER OR SOLICITATION

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

NO ASSURANCES

There can be no assurance that the proposed Business Combination will be completed, nor can there be any assurance, if the Business Combination is completed, that the potential benefits of combining the companies will be realized.  The description of the Business Combination contained herein is only a summary and is qualified in its entirety by reference to the definitive agreements relating to the Business Combination, copies of which will be filed by HUDA with the SEC as an exhibit to a Current Report on Form 8-K.

FORWARD-LOOKING STATEMENTS

The information in this press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “may,” “will,” “expect,” “continue,” “should,” “would,” “anticipate,” “believe,” “seek,” “target,” “predict,” “potential,” “seem,” “future,” “outlook” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and projections of market opportunity and market share; references with respect to the anticipated benefits of the proposed Business Combination and the projected future financial performance of EuroEV, HUDA or Aiways Europe’s operating companies following the proposed Business Combination; changes in the market for Aiways Europe’s products and services and expansion plans and opportunities; Aiways Europe’s ability to successfully execute its expansion plans and business initiatives; the ability of EuroEV and Aiways Europe to raise funds to support their business; the sources and uses of cash of the proposed Business Combination; the anticipated capitalization and enterprise value of EuroEV following the consummation of the proposed Business Combination; the projected technological developments of Aiways Europe and its competitors; the ability of Aiways Europe to control costs associated with operations; the ability of Aiways Europe to manufacture efficiently at scale; anticipated investments in research and development and the effect of these investments and timing related to commercial product launches; and expectations related to the terms and timing of the proposed Business Combination.  These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Aiways Europe’s and HUDA’s management and are not predictions of actual performance.  These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.  Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Aiways Europe, EuroEV and HUDA.

These forward-looking statements are subject to a number of risks and uncertainties, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; the inability to recognize the anticipated benefits of the Business Combination; the ability to obtain or maintain the listing of the EuroEV’s securities on The Nasdaq Stock Market following the Business Combination, including having the requisite number of shareholders; costs related to the Business Combination; changes in domestic and foreign business, market, financial, political and legal conditions; risks relating to the uncertainty of certain projected financial information with respect to Aiways Europe; Aiways Europe’s ability to successfully and timely develop, manufacture, sell and expand its technology and products, including implement its growth strategy; Aiways Europe’s ability to adequately manage any supply chain risks, including the purchase of a sufficient supply of critical components incorporated into its product offerings; risks relating to Aiways Europe’s operations and business, including information technology and cybersecurity risks, failure to adequately forecast supply and demand, loss of key customers and deterioration in relationships between Aiways Europe and its employees; Aiways Europe’s ability to successfully collaborate with business partners; demand for Aiways Europe’s current and future offerings; risks that orders that have been placed for Aiways Europe’s products are cancelled or modified; risks related to increased competition; risks relating to potential disruption in the transportation and shipping infrastructure, including trade policies and export controls; risks that Aiways Europe is unable to secure or protect its intellectual property; risks of product liability or regulatory lawsuits relating to Aiways Europe’s products and services; risks that EuroEV experiences difficulties managing its growth and expanding operations; the uncertain effects certain geopolitical developments; the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required shareholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination; the outcome of any legal proceedings that may be instituted against Aiways Europe, HUDA, EuroEV or others following announcement of the proposed Business Combination and transactions contemplated thereby; the ability of Aiways Europe to execute its business model, including market acceptance of its planned products and services and achieving sufficient production volumes at acceptable quality levels and prices; technological improvements by Aiways Europe’s peers and competitors; and those risk factors discussed in documents of EuroEV, Aiways Europe and HUDA filed, or to be filed, with the SEC.  If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.  There may be additional risks that neither HUDA nor Aiways Europe presently know or that HUDA and Aiways Europe currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.  In addition, forward-looking statements reflect HUDA’s, EuroEV’s and Aiways Europe’s expectations, plans or forecasts of future events and views as of the date of this press release.  HUDA, EuroEV and Aiways Europe anticipate that subsequent events and developments will cause HUDA’s, EuroEV’s and Aiways Europe’s assessments to change.  However, while HUDA, EuroEV and Aiways Europe may elect to update these forward-looking statements at some point in the future, HUDA, EuroEV and Aiways Europe specifically disclaim any obligation to do so.  Readers are referred to the most recent reports filed with the SEC by HUDA.  Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Contact:

Hudson Acquisition I Corp.
Angela Wang
Telephone: +1 (347) 410-4710

Investor and Media Contact:

International Elite Capital Inc.
Vicky Chueng
Telephone: +1(646) 866-7928
Email: vicky@iecapitalusa.com

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